UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 14, 2016, OM Asset Management plc, a public limited company incorporated under the laws of England and Wales
(the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report its entry into a Purchase Agreement, dated June 13, 2016, with Landmark Partners, LLC, a Delaware limited liability company, and its members (the
“Purchase Agreement”). The Company hereby amends the Initial Form 8-K for the sole purpose of filing the Purchase
Agreement as an exhibit to the Initial Form 8-K.

ITEM 1.01	Entry into Definitive Agreement.

The disclosure set forth in the Initial Form 8-K is incorporated by reference into this Current Report on Form 8-K/A.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement, dated June 13, 2016, by and among OMAM Inc., OMAM (2016 Newco) LLC, Landmark Partners, LLC, LMRK Intermediary, Inc. and the sellers named therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	July 20, 2016	OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase Agreement, dated June 13, 2016, by and among OMAM Inc., OMAM (2016 Newco) LLC, Landmark Partners, LLC, LMRK Intermediary, Inc. and the sellers named therein